UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ARKO Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V48582-P11182 ARKO CORP. You invested in ARKO CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholders meeting to be held on June 6, 2024. Vote Virtually at the Meeting* June 6, 2024 10:00 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/ARKO2024 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 23, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. ARKO CORP. 8565 MAGELLAN PARKWAY, SUITE 400 RICHMOND, VA 23227-1150 2024 Annual Meeting Vote by June 5, 2024 11:59 PM ET. For shares held in a Plan, vote by June 3, 2024 11:59 PM ET.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings.” Voting Items Board Recommends V48583-P11182 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholders meeting. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. 1. To elect Michael J. Gade, Andrew R. Heyer, Steven J. Heyer, Laura Shapira Karet and Arie Kotler as directors until the Annual Meeting of Stockholders in 2025 or until their respective successors are duly elected and qualified. For Nominees: 01) Michael J. Gade 02) Andrew R. Heyer 03) Steven J. Heyer 04) Laura Shapira Karet 05) Arie Kotler 2. Approval of a non-binding advisory resolution regarding the compensation of the Company’s named executive officers. For 3. Amend the ARKO Corp. 2020 Incentive Compensation Plan to increase the number of shares of the Company’s common stock, par value $0.0001 per share, available for awards thereunder. For 4. To ratify the appointment of GRANT THORNTON LLP as our independent registered public accounting firm for the 2024 fiscal year. For 5. Approval of a stockholder proposal to have an independent board chairman. Against NOTE: In the proxies’ discretion, the proxies are authorized to vote on any other matters, which may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.